UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21404
ING Clarion Real Estate Income Fund
(Exact name of registrant as specified in charter)
201 King of Prussia Road
Radnor, PA 19087
(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Real Estate Income Fund
201 King of Prussia Road
Radnor, PA 19087
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4272
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semi-Annual Report

June 30, 2009

ING Clarion Real Estate Income Fund

ING REAL ESTATE

ING Clarion Real Estate Income Fund (“the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholder is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV) is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

ING Clarion Real Estate Income Fund
Letter to Shareholders ï

Dear Shareholder:

We are pleased to deliver the 2009 semi-annual report for the ING Clarion Real Estate Income Fund (the “Fund”).

Performance Review

2009 has been another volatile period for property stocks. During the first quarter, real estate stocks continued the slide in prices that began in early 2007. However, in March U.S. REITs reached lows that we believe will prove to be the bottom of the most significant bear market for real estate stocks in history. REIT stocks rallied for three months beginning in mid-March recording some significant gains in the second quarter, but not sufficient to recoup the losses in the first quarter. The performance of the Fund has also been volatile, though it may have been worse if not for the decision to eliminate the leverage used by the fund at the beginning of the year. The Fund’s Net Asset Value (“NAV”) rose 1.4% for the first half of 2008. The Fund’s market price return (i.e., stock price appreciation plus dividends) was significantly positive (+21.2%) through the first six months driven by the dividend and a significant improvement in the fund share price which improved from a –25% discount to NAV at year-end to a more modest –12% discount as of June 30th. The Fund’s market price closed at $3.91 and the NAV per share was $4.43 on June 30th.

During the first-half of 2009, the MSCI US REIT Index (MS REIT)(1) fell –12.4%. Meanwhile, the Morgan Stanley REIT Preferred Index (MSRP)(2) rose 22.1%, and the Lehman CMBS BBB/BB Index(3) rose 15.6% as disarray in the credit markets lessened somewhat for lower rated real estate debt securities. The –11.3% average return on our common stock positions slightly outperformed the MS REIT index while the 31.3% average gain on our preferred stock positions outperformed the MSRP return significantly. We closed out the last of our CMBS positions in January as part of our decision to de-risk the portfolio. Our realized sales proceeds were more than double the marked value of our positions as of year-end, a testament to the conservative values we used at year-end and the continuing volatility of the CMBS market.

We achieved positive NAV returns because of the decision to overweight preferred stocks which performed very well and through good securities selection. These factors in combination helped offset the diminished exposure to a recovering CMBS market. The decision to eliminate leverage at the start of the year was also beneficial by reducing the potential draw down in the sharp sell-off in the first few months of the year.

The Fund paid total dividends of $0.27 per share for the first 6 months of 2009 consisting of six regular monthly dividends of $0.045 per share. The annualized dividend of $0.54 per share represents a 13.8% yield on share price and a 12.2% yield on NAV. The board has continued to review the sustainability of our regular monthly dividend in light of the substantial dividends that have been paid out over the last two years and the difficult market environment. Based on income and realized gains to date, the board has thus far seen fit to maintain the monthly dividend at the same level rate.

The board of directors has decided to pursue a merger of the fund with the ING Clarion Global Real Estate Income Fund (NYSE: IGR), a much larger closed end fund with good yield characteristics from a portfolio of common and preferred stocks issued by global real estate companies. If approved by IIA shareholders later this year, the merger offers an opportunity to improve the yield of the existing portfolio, some meaningful improvement of the expense ratios per share as the fund would spread fixed costs over a substantially larger portfolio. The structure of the acquisition is proposed as a share for share acquisition on a basis which would ensure that there is no dilution of value per share.

Portfolio Review

At June 30th, the Fund’s investments were well diversified by vehicle and by property type. The property type distribution is shown in the chart below. We have eliminated the Fund’s exposure to fixed income securities in favor of an increase in our preferred stock positions which stood at 35% at the end of the quarter. Cash is negligible at 1% and the balance of the portfolio is invested in common stock.

(1)	The MSCI US REIT Index is a total-return index comprising of the most actively traded real estate investment trusts. The index represents approximately 85% of the US REIT universe.
(2)	The Morgan Stanley REIT Preferred Index is an unmanaged preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.
(3)	The Lehman Brothers CMBS Index is an unmanaged index designed to measure the performance of the commercial mortgage-backed securities (CMBS) market.

Semi-Annual Report ï June 30, 2009 ï 1

ING Clarion Real Estate Income Fund ï Letter to Shareholders continued

In February and March, the Fund completed the full retirement of the last outstanding preferred stock ($50 million). At the end of the second quarter the Fund had no leverage.

Market Commentary

Capital raising progress could be a stimulus for continued good performance. The most important development this year has been the demonstrated ability of property companies to repair balance sheets by sourcing new capital, particularly equity. U.S. REITs have raised over $12 billion year-to-date, which largely satisfies balance sheet maturity issues for the next two to three years.

The downside of balance sheet repair is earnings dilution. Equity raises have been a double-edged sword in many cases, with the good news of fresh capital and improved balance sheets offset by the bad news of dilution to earnings per share since much of the equity has been raised at a discount to underlying real estate value (net asset value or NAV). We believe our earnings estimates (–15% in 2009; –9% in 2010) are conservative and reflect the downside of re-capitalizing the balance sheets with dilutive new equity along with poor operating fundamentals, yet do not capture any potential upside from accretive acquisitions. That said, the change in our earnings growth forecast for this year and next versus our forecast at the beginning of the year has been overwhelmingly due to the dilution from capital raising as opposed to revisions to occupancy and rent forecasts, which have remained relatively stable.

Real estate companies are conserving more cash through other measures, too. Additional capital has been sourced via combinations of a reduction in payout policies (dividend cuts), access to the secured and unsecured debt markets, and successful refinancing of existing secured debt. While not an overall panacea, these capital raising activities constitute a critical but necessary step in preparing property companies for the latter stages of a recession which should begin to present an increasing number of potential attractive investment opportunities.

Debt maturities are a diminishing issue for listed real estate companies. Despite continuing challenging market conditions, debt is available to well-capitalized borrowers on reasonable terms. The environment has changed dramatically in just a few months. For example, Simon Property Group (SPG) issued $650 million of unsecured 10-year debt in March at a 10.35% coupon with a 10.75% yield to maturity. Only two months later, SPG raised an additional $600 million of 5-year debt at a 6.75% coupon and a 7.0% yield to maturity. The ability to source new equity through stock offerings, new debt (both secured and unsecured) and cash flow retention has allowed many listed real estate companies to deal with looming maturities over the next few years. The weighted average leverage for U.S. public real estate companies now stands at 54%, down from a peak of 61% at the end of February.

Debt maturities are an industry-wide issue that is likely to create opportunities for REITs in the next few years. According to research from Deutsche Bank, and highlighted in the following chart, in the U.S. alone approximately $200 to $300 billion of commercial real estate loans will come due each year from 2009 to 2013. This includes between $19 to $75 billion of CMBS maturities each year. While many of these loans are expected to be extended, it is very likely that some properties will be brought to market because of the inability of borrowers to find adequate funding from new lenders or new equity investors to take out maturing loans. This trend could lead to an increase in properties brought to market. For those with capital, including the better-capitalized listed property companies, “one person’s problem is another person’s opportunity.” Indeed, a number of the equity raises over the past several months have been by companies replenishing war chests for future acquisitions rather than out of necessity.

(4)	Percentages presented are based on the total net assets of the fund and are subject to change.

2 ï Semi-Annual Report ï June 30, 2009

ING Clarion Real Estate Income Fund ï Letter to Shareholders continued

Real estate stocks continue to offer attractive valuations for long-term investors. Despite rallying in excess of 60% since the lows in early March, U.S. REITs are still down on the year and trading at interesting valuations. We remain cautiously optimistic about the total return potential for listed real estate company stocks despite the continuing challenges of the economic environment and the resultant weak real estate fundamentals. Real estate stocks are well ahead of private market real estate in terms of valuation adjustments. We estimate U.S. REITs to be trading at implied cap rates of 8.5% on “trough” NOI estimates; therefore, we believe our NAVs to be conservative, particularly relative to private market valuations. REITs are trading at values that reflect a 15% gap to private market indices, already reflecting a 30% decline in gross asset values, which has been reflected in our internally-generated NAVs.

Given current market conditions we remain overweight quality companies, with a bias towards “relative value” where companies with balance sheet issues are excessively discounted by the market. Potential catalysts as we look out over the intermediate term include the ability for select publicly-traded companies to accretively acquire assets, potentially from private market operators who need to repay debt. Additionally, the Treasury’s efforts to resuscitate the CMBS market through TALF and PPIP may also play an important part in restoring a source of capital to the real estate industry, which should improve confidence and sentiment. We believe the Fund remains well positioned to meet its primary objective of delivering a high level of stable monthly income as well as its secondary objective of capital appreciation.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson
President and
Chief Executive Officer

The views expressed represent the opinion of ING Clarion Real Estate Securities and are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

Semi-Annual Report ï June 30, 2009 ï 3

ING Clarion Real Estate Income Fund
Portfolio of Investments ï June 30, 2009 (unaudited)

		Market
Shares		Value

	Common Stock – 64.3%
	Real Estate Investment Trusts (“REIT”) – 64.3%
15,000	Alexandria Real Estate Equities, Inc.	$536,850
303,200	BioMed Realty Trust, Inc.	3,101,736
462,553	Brandywine Realty Trust	3,446,020
95,832	CBL & Associates Properties, Inc.	516,535
138,100	Camden Property Trust	3,811,560
50,000	Cedar Shopping Centers, Inc.	226,000
20,000	Entertainment Properties Trust	412,000
314,200	Extra Space Storage, Inc.	2,623,570
125,600	Kimco Realty Corp.	1,262,280
263,300	Kite Realty Group Trust	768,836
122,210	Liberty Property Trust	2,815,718
102,674	Macerich Co. (The)	1,808,089
145,000	Mack-Cali Realty Corp.	3,306,000
117,900	National Retail Properties, Inc.	2,045,565
167,900	OMEGA Healthcare Investors, Inc.	2,605,808
381,400	ProLogis	3,074,084
159,500	Senior Housing Properties Trust	2,603,040
19,975	Simon Property Group, Inc.	1,027,314
56,500	SL Green Realty Corp.	1,296,110
50,000	Taubman Centers, Inc.	1,343,000
284,105	UDR, Inc.	2,934,805
85,000	Weingarten Realty Investors	1,233,350

	Total Common Stock (cost $66,141,711)	42,798,270

	Preferred Stock – 35.2%
	Real Estate Investment Trusts (“REIT”) – 35.2%
80,000	Apartment Investment & Management Co., Series V	1,400,000
80,000	BioMed Realty Trust, Inc., Series A	1,393,600
51,000	CBL & Associates Properties, Inc., Series C	726,750
65,000	Cedar Shopping Centers, Inc.	1,039,350
171,300	Corporate Office Properties Trust SBI MD, Series J	3,451,695
50,000	First Industrial Realty Trust, Inc.	572,000
20,000	Glimcher Realty Trust, Series F	221,100
85,000	Glimcher Realty Trust, Series G	912,050
150,000	iStar Financial, Inc., Series F	1,066,500
122,600	Innkeepers USA Trust, Series C	61,300
170,000	LaSalle Hotel Properties, Series B	3,349,000
76,800	LaSalle Hotel Properties, Series E	1,353,600
32,800	National Retail Properties, Inc., Series C	656,000
129,000	Public Storage, Series I	2,788,980
80,000	Public Storage, Series K	1,768,000
80,000	SL Green Realty Corp., Series C	1,320,000
120,000	Strategic Hotels & Resorts, Inc., Series B	756,000
90,900	Strategic Hotels & Resorts, Inc., Series C	579,487

	Total Preferred Stock (cost $40,892,687)	23,415,412

	Total Investments – 99.5% (cost $107,034,398)	66,213,682
	Other Assets less Liabilities – 0.5%	364,954

	Net Assets – 100.0%	$66,578,636

See notes to financial statements.

4 ï Semi-Annual Report ï June 30, 2009

ING Clarion Real Estate Income Fund
Statement of Assets and Liabilities ï June 30, 2009 (unaudited)

Assets
Investments, at value (cost $107,034,398)	$66,213,682
Dividends and interest receivable	485,009
Cash equivalents	17,682
Other assets	87,837

Total Assets	66,804,210

Liabilities
Management fee payable	35,831
Accrued expenses and other liabilities	189,743

Total Liabilities	225,574

Net Assets	$66,578,636

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 15,012,818 shares issued and outstanding	$15,013
Additional paid-in capital	185,650,061
Distributions in excess of net investment income	(2,103,417)
Accumulated net realized loss on investments and swap contracts	(76,162,305)
Net unrealized depreciation on investments and swap contracts	(40,820,716)

Net Assets	$66,578,636

Net Asset Value
(based on 15,012,818 shares outstanding)	$4.43

See notes to financial statements.

Semi-Annual Report ï June 30, 2009 ï 5

ING Clarion Real Estate Income Fund
Statement of Operations ï For the Six Months Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$2,461,428
Interest	127,338

Total Investment Income		$2,588,766

Expenses
Management fees	323,068
Legal fees	91,755
Printing and mailing fees	65,109
Merger expense	35,000
Auction agent fees — preferred shares	23,810
Trustees’ fees and expenses	23,767
Audit fees	20,580
Administration fees	12,432
NYSE listing fee	11,834
Insurance fees	11,606
Transfer agent fees	11,260
Rating agency fees	8,529
Custodian fees	3,086
Miscellaneous expenses	7,131

Total Expenses		648,967
Management fee waived		(76,016)

Net Expenses		572,951

Net Investment Income		2,015,815

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments		(41,557,044)

Net change in unrealized appreciation/depreciation on investments		40,020,497

Net Loss on Investments		(1,536,547)

Dividends and Distributions on Preferred Shares from
Net investment income		(40,449)

Net Increase in Net Assets Resulting from Operations		$438,819

See notes to financial statements.

6 ï Semi-Annual Report ï June 30, 2009

ING Clarion Real Estate Income Fund
Statements of Changes in Net Assets ï

	For the Six
	Months Ended	For the
	June 30, 2009	Year Ended
	(unaudited)	December 31, 2008

Change in Net Assets Resulting from Operations
Net investment income	$2,015,815	$14,957,584
Net realized loss on investments and swap contracts	(41,557,044)	(27,577,238)
Net change in unrealized appreciation/depreciation on investments and swap contracts	40,020,497	(80,934,667)
Dividends and distributions on Preferred Shares from net investment income and capital gains	(40,449)	(2,957,300)

Net increase (decrease) in net assets resulting from operations	438,819	(96,511,621)

Dividends and Distributions on Common Shares*
Distribution of net investment income	(4,053,461)	(7,587,584)
Distribution of capital gains	—	(9,747,647)
Distribution of return of capital	—	(1,262,774)

Total dividends and distributions on Common Shares	(4,053,461)	(18,598,005)

Capital Share Transactions
Reinvestment of dividends	—	707,096

Net increase from capital share transactions	—	707,096

Net Decrease in Net Assets	(3,614,642)	(114,402,530)

Net Assets
Beginning of period	70,193,278	184,595,808

End of period (net of distributions in excess of net investment income of $2,103,417 and $25,322, respectively)	$66,578,636	$70,193,278

*	The final determination of the source of the 2009 distributions for tax purposes will be made after the Fund’s fiscal year.

See notes to financial statements.

Semi-Annual Report ï June 30, 2009 ï 7

ING Clarion Real Estate Income Fund
Statement of Cash Flows ï For the Six Months Ended June 30, 2009 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$438,819

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation/depreciation on investments	(40,020,497)
Net accretion of bond discount and amortization of bond premium	(17,314)
Net realized loss on investments	41,557,044
Cost of long-term securities purchased	(7,261,588)
Proceeds from sale of long-term securities	34,097,974
Decrease in dividends and interest receivable	938,555
Increase in other assets	(3,755)
Increase in accrued expenses and other liabilities	101,344
Decrease in management fee payable	(24,594)

Net Cash Provided by Operating and Investing Activities	29,805,988

Cash Flows From Financing Activities:
Cash distributions paid on common shares	(4,053,461)
Cash paid for the redemption of preferred shares	(50,000,000)
Decrease in dividends payable — preferred shares	(25,322)

Net Cash Used in Financing Activities	(54,078,783)

Net decrease in cash	(24,272,795)

Cash and Cash Equivalents at Beginning of Period	24,290,477

Cash and Cash Equivalents at End of Period	$17,682

See notes to financial statements.

8 ï Semi-Annual Report ï June 30, 2009

ING Clarion Real Estate Income Fund
Financial Highlights ï

	For the Six
	Months Ended		For the	For the	For the	For the	For the
Per share operating performance for a share outstanding	June 30, 2009		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
throughout the period	(unaudited)		December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004

Net asset value, beginning of period	$4.68		$12.34	$19.87	$17.85	$17.76	$15.53

Income from investment operations
Net investment income(1)	0.13		1.00	1.13	1.20	1.15	0.96
Net realized and unrealized gain (loss) on investments and swap contracts	(0.11)		(7.22)	(5.84)	4.48	0.97	2.60
Dividends and distributions on Preferred Shares from net investment income and capital gains (common stock equivalent basis)	—		(0.20)	(0.44)	(0.36)	(0.24)	(0.11)

Total from investment operations	0.02		(6.42)	(5.15)	5.32	1.88	3.45

Dividends and Distributions on Common Shares
Net investment income	(0.27)		(0.52)	(0.62)	(0.70)	(0.60)	(0.77)
Capital gains	—		(0.64)	(1.36)	(1.99)	(0.54)	(0.32)
Return of capital	—		(0.08)	(0.38)	(0.61)	(0.65)	(0.13)

Total dividends and distributions to Common Shareholders	(0.27)		(1.24)	(2.36)	(3.30)	(1.79)	(1.22)

Offering expenses in connection with the issuance of Preferred Shares	—		—	(0.02)	—	—	—

Net asset value, end of period	$4.43		$4.68	$12.34	$19.87	$17.85	$17.76

Market value, end of period	$3.91		$3.51	$11.18	$20.23	$15.39	$16.32

Total investment return(2)
Net asset value	1.41%		(56.77)%	(27.78)%	31.02%	11.25%	23.38%
Market value	21.16%		(63.55)%	(35.13)%	56.33%	5.57%	17.77%

Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$66,579		$70,193	$184,596	$297,159	$264,918	$263,483
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.93	%(3)	1.47%	1.40%	1.54%	1.25%	1.32%
Net expenses, before fee waiver+	2.19	%(3)	1.85%	1.77%	1.90%	1.61%	1.68%
Net expenses, after the fee waiver excluding interest on line of credit+	1.93	%(3)	1.47%	1.22%	1.13%	1.14%	1.28%
Net expenses, before fee waiver excluding interest on line of credit+	2.19	%(3)	1.85%	1.59%	1.49%	1.50%	1.65%
Net investment income, after preferred share dividends	6.66	%(3)	8.05%	3.95%	4.29%	5.17%	5.37%
Preferred share dividends	0.14	%(3)	1.98%	2.55%	1.82%	1.40%	0.70%
Net investment income, before preferred share dividends+	6.80	%(3)	10.03%	6.50%	6.11%	6.57%	6.07%
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	1.51	%(3)	0.93%	0.94%	1.08%	0.87%	0.90%
Net expenses, before fee waiver+	1.71	%(3)	1.17%	1.19%	1.33%	1.12%	1.15%
Net expenses, after fee waiver excluding interest on line of credit+	1.51	%(3)	0.93%	0.82%	0.79%	0.79%	0.88%
Net expenses, before fee waiver excluding interest on line of credit+	1.71	%(3)	1.17%	1.07%	1.04%	1.04%	1.13%
Net investment income, after preferred share dividends	5.20	%(3)	5.10%	2.65%	3.00%	3.61%	3.67%
Preferred share dividends	0.10	%(3)	1.26%	1.71%	1.27%	0.97%	0.49%
Net investment income, before preferred share dividends+	5.30	%(3)	6.36%	4.36%	4.27%	4.58%	4.16%
Portfolio turnover rate	11.37%		14.08%	35.46%	22.78%	19.61%	21.90%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	N/A		$50,000	$120,000	$105,000	$105,000	$105,000
Net asset coverage per share of preferred shares	N/A		$60,097	$63,457	$95,752	$88,076	$87,734

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. NAV total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(3)	Annualized.

+	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

Semi-Annual Report ï June 30, 2009 ï 9

ING Clarion Real Estate Income Fund
Notes to Financial Statements ï June 30, 2009 (unaudited)

1.	Fund Organization
ING Clarion Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities is the Trust’s investment advisor (the “Advisor”). The Trust commenced operations on September 16, 2003.

The Board of Trustees terminated the Sub-Advisor Agreement with ING Clarion Capital, LLC on May 18, 2009. The assets of the Trust are fully allocated to the Advisor for continued investment management.

2.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of June 30, 2009 in valuing the Trust’s investments carried at fair value:

	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$42,798,270	$—	$—
Preferred Stocks	—	23,415,412	—

Total	$42,798,270	$23,415,412	$—

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-date, subject to reclassification upon notice of the character. The portion of dividend attributable to return of capital is recorded against the cost basis of the security. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities

10 ï Semi-Annual Report ï June 30, 2009

ING Clarion Real Estate Income Fund ï Notes to Financial Statements continued

received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

As of June 30, 2009, the Trust did not have any swap agreements outstanding.

Dividends and Distributions to Shareholders – The Trust earns income daily on its investments. It is the policy of the Trust to declare and pay dividends to common shareholders from net investment income on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Fund acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Fund can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board of Trustees views their approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Reclassification – Certain amounts in the financial statements of prior periods have been reclassified to conform with the presentation used in the current period financial statements. These reclassifications have no effect on net income.

3.	Concentration of Risk
Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.

4.	Investment Management Agreement and Other Affiliated Agreements
The Advisor is responsible for the allocation of the Trust’s portfolio assets. Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets (which includes the amount from the issuance of the preferred shares) plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012). For the six months ended June 30, 2009, the Trust incurred management fees of $247,052, which are net of $76,016 in management fees waived by the Advisor.

The Sub-Advisor received from the Advisor a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to real estate fixed income securities compared to the total managed assets of the Trust.

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”) formerly known as The Bank of New York. Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust.

Semi-Annual Report ï June 30, 2009 ï 11

ING Clarion Real Estate Income Fund ï Notes to Financial Statements continued

5.	Portfolio Securities
For the six months ended June 30, 2009, there were purchases and sales transactions (excluding short-term securities) of $7,261,588 and $34,097,974, respectively.

6.	Federal Income Taxes
The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period. As of and during the period ended June 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Each of the tax years in the three-year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. Management’s determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2008, the adjustments were to increase additional paid-in capital by $1,362,152, increase accumulated net realized loss on investments by $4,387,819 and decrease undistributed net investment income by $5,749,971 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

The final determination of the source of the 2009 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2009 on Form 1099-DIV.

Information on the components of net assets as of June 30, 2009 is as follows:

Net
	Gross	Gross	Unrealized
Cost of	Unrealized	Unrealized	Depreciation
Investments	Appreciation	Depreciation	on Investments

$107,034,398	$1,769,252	$(42,589,968)	$(40,820,716)

For the year ended December 31, 2008, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $8,909,675 of ordinary income, $11,382,856 of long-term capital gain and $1,262,774 of return of capital, respectively.

7.	Borrowings
The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $50,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At June 30, 2009, there was no outstanding borrowing in connection with the Trust’s line of credit.

The average daily amount of borrowings within the six months ended June 30, 2009, was $3,053 with a related weighted average interest rate of 0.92%. The maximum amount outstanding within the six months ended June 30, 2009, was $293,800.

8.	Capital
The Trust issued 14,000,000 shares of common stock in 2003 at a price of $15.00. In connection with the Trust’s DRIP plan, the Trust issued 0 and 59,149 common shares in 2009 and 2008, respectively. At June 30, 2009, the Trust had outstanding common shares of 15,012,818 with a par value of $0.001 per share. The Advisor owns 6,981 shares of the common shares outstanding.

At December 31, 2008, the Trust had 2,000 auction rate preferred securities authorized, issued, and outstanding.

On February 17, 2009, the Trust redeemed 250 shares of Preferred Shares Series M7. On March 5, 2009, the Trust redeemed 1,750 shares of Preferred Shares Series W28.

12 ï Semi-Annual Report ï June 30, 2009

ING Clarion Real Estate Income Fund ï Notes to Financial Statements continued

For the period ended March 2009, the annualized dividend rates ranged from:

	High	Low

Series M7	0.65%	0.31%
Series W28	0.99	0.38

Following the completion of the redemptions, 100% of the auction rate preferred securities have been redeemed.

9.	Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10.	Accounting Pronouncements
In April 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

11.	Subsequent Events
At a meeting on February 5, 2009, the Board of Trustees approved the merger of the Trust with the ING Clarion Global Real Estate Income Fund (IGR) (the “Reorganization”), subject to the satisfaction of applicable regulatory requirements and the conditions precedent set forth in the Agreement and Plan of Reorganization between the Trust and IGR (including without limitation the receipt by the Trust of an opinion of counsel to the effect that the Reorganization meets the requirements of a tax-free reorganization under the Internal Revenue Code). The Reorganization requires the approval of a majority of the Trust’s outstanding shares. The Board of Trustees has authorized a special meeting of the Trust’s shareholders for this purpose. Although the Board of Trustees has approved it, the Reorganization may not occur if the Trust’s shareholders do not approve it or if another condition precedent is not met. As of August 21, 2009, the shareholders of the Trust have approved the reorganization.

In accordance with the provisions of Statement of Financial Accounting Standards No. 165 Subsequent Event, management of the Fund has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 28, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Semi-Annual Report ï June 30, 2009 ï 13

ING Clarion Real Estate Income Fund
Supplemental Information ï (unaudited)

Trustees

The Trustees of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex
Name, Address	and Length of		During The Past	Overseen	Other Directorships
and Age	Time Served(1)	Title	Five Years	by Trustee	Held by Trustee

Interested Trustees:

T. Ritson Ferguson* 201 King of Prussia Road Radnor, PA 19087 Age: 50	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).	2	Board member of the Community Coalition of Chester County (since 2005) and board member of ING Business Select Ltd. (UK) (2007-present).

Jarrett B. Kling* 201 King of Prussia Road Radnor, PA 19087 Age: 66	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P.	2	Trustee of The Hirtle and Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Advisor Funds (since 2005); Old Mutual Funds III (2008).

Independent Trustees:

Asuka Nakahara 201 King of Prussia Road Radnor, PA 19087 Age: 53	3 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since July 1999); Chief Financial Officer of Trammell Crow Co. (January 1, 1996-September 1, 1998); Chief Knowledge Officer of Trammell Crow Co. (September 1, 1998-December 31, 1999).	2	Serves on the Boards of The Philadelphia Foundation (2004-present), the Children’s Hospital of Philadelphia (2006-present) and Merion Golf Club (2007-present). Former Trustee of Ardmore Presbyterian Church (2002-2004) and former advisory board member of the HBS Club of Philadelphia (2000-2009).

Frederick S. Hammer 201 King of Prussia Road Radnor, PA 19087 Age: 73	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non-executive.	2	Serves on the Boards of E-Duction, Inc. (2005-2008), Avalon Insurance Holdings, Inc. (2006-present), Homeowners Insurance Corp. (2006-present) and Director of US Fiduciary Corp. (2006-present); Trustee of the Madison Square Boys and Girls Club (1978-2006). Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri-Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1989-2004); Director of Medallion Financial Corp. (1999-2002), IKON Office Solutions, Inc. (1986-1999), VISA International (1978-1989), and Inter-Atlantic Financial, Inc. (2007-present).

Richard L. Sutton 201 King of Prussia Road Radnor, PA 19087 Age: 74	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	2	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006-present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987-2003), American Judicature Society (1995-1999).
.
John Bartholdson 201 King of Prussia Road Radnor, PA 19087 Age: 64	3 years/4 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc., (1993-2007).	2	Serves on the Board of Old Mutual Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2004); Old Mutual Funds III (2008).

14 ï Semi-Annual Report ï June 30, 2009

ING Clarion Real Estate Income Fund ï Supplemental Information continued

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer as Class I Trustees, are expected to stand for re-election at the Trust’s 2010 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2011 annual meeting of shareholders; Messrs. Sutton and Bartholdson as Class III Trustees, are expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their position with the Advisor.

Officers
The Officers of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations During
and Position(s) Held	Length of	the Past Five Years and
with Registrant	Time Served	Other Affiliations

Officers:

Jonathan A. Blome 201 King of Prussia Road Radnor, PA 19087 Age: 32 Chief Financial Officer	since 2006	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 2005

William E. Zitelli 201 King of Prussia Road Radnor, PA 19087 Age: 41 Chief Compliance Officer and Secretary	since 2007	Senior Vice President and Chief Compliance Officer of ING Clarion Real Estate Securities, L.P. since 2007

Additional Information
Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semi-Annual Report ï June 30, 2009 ï 15

ING Clarion Real Estate Income Fund ï Supplemental Information continued

Board Considerations in Approving the Advisory Agreement
On May 18, 2009, the Board approved the continuation of the investment management agreement (the “Advisory Agreement”) between the Advisor and the Trust. Overall, the Board concluded that continuation of the Advisory Agreement was in the best interests of the Trust and consistent with shareholder expectations. During the course of its deliberations, the Board was informed with respect to publicly available information relating to other closed-end investment companies whose investment objectives and policies are similar to the Trust, as well as information relating to other accounts managed by the Advisor whose investment objectives and policies are similar to the Trust. In determining to approve the Advisory Agreement, the Board took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. Rather, the Board based its finding on the specific facts and circumstances of the Trust.

In approving the continuation of the Advisory Agreement, the Board reviewed the nature, extent and quality of advisory services provided by the Advisor, including the performance achieved by the Advisor for the Trust in difficult market conditions, the consistency of the Advisor’s investment decision process, the experience of the Advisor’s personnel and the administrative resources devoted by the Advisor to oversight of the Trust’s operations. The Board concluded, particularly in light of the Trust’s strategic focus on providing income to its shareholders and current economic trends and conditions, that both the Trust’s relative performance and administrative and related compliance oversight procedures were satisfactory and supported renewal of the Advisory Agreement.

The Board also considered the level of compensation and other benefits received by the Advisor as a result of its relationship with the Trust. Based on this review, the Board concluded that the advisory fee to which the Advisor is entitled under the Advisory Agreement is not excessive, viewed in light of the quality of the services provided by the Advisor, fees charged to other managed accounts, as well as fees and expenses paid by closed-end investment companies in the Trust’s peer group. During the course of its review, the Board also considered information relating to the costs incurred by the Advisor in connection with the provision of services to the Trust, the services provided to the Trust that are not provided to other clients and how those services account for the range of fees charged by the Advisor to the Trust and its other clients. The Trustees also considered the potential that the Advisor may realize “fall out benefits” as a result of its relationship with the Trust, as well as the fee waiver afforded to the Trust by the Advisor. The Board concluded that, based on the profit levels reported by the Advisor and in light of the specific circumstances of the Trust (including allowance for the continued ability of the Advisor to attract and retain talented employees), the advisory fee paid to the Advisor in accordance with the Advisory Agreement has not resulted in profits that are excessive or beyond the range that would have been negotiated at arm’s length. The Board did not specifically consider the potential for realization of economies of scale because the Trust is a closed-end vehicle with limited potential for asset growth.

16 ï Semi-Annual Report ï June 30, 2009

ING Clarion Real Estate Income Fund
Dividend Reinvestment Plan ï (unaudited)

Notice of Termination of Automatic Dividend Reinvestment Plan

The Fund hereby provides you with notice that pursuant to the terms and conditions of the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), the Fund terminated the Plan effective July 10, 2009. The July 2009 dividend was the first dividend affected by the termination of the Plan. The July 2009 dividend and all subsequent dividends and other distributions shall be distributed by the Fund in cash by check mailed directly to the shareholder of record or, if the common shares are held in street or other nominee name, then to such nominee.

Semi-Annual Report ï June 30, 2009 ï 17

ING Clarion Real Estate Income Fund
           Fund Information ï

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

William E. Zitelli
Chief Compliance Officer and
Secretary

Investment Advisor
ING Clarion Real Estate Securities
201 King of Prussia Road
Radnor, PA 19087
888-711-4272
www.ingclarionres.com

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York Mellon
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3. Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4. Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5. Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6. Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) ING Clarion Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer

Date:	October 2, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer

Date:	October 2, 2009

By:	/s/ Jonathan A. Blome

Name:	Jonathan A. Blome
Title:	Chief Financial Officer

Date:	October 2, 2009